EXIHBT-32. Certification of the Chief Executive Officer and Chief Financial Officer of JuQun, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

AMENDED CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of JuQun, Inc. (the “Company”) for the quarter ended February 28, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Tom Chia, Chief Executive Officer and Chief Financial Officer of JuQun, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 22, 2013

/s/ Tom Chia
Tom Chia
Chief Executive Officer/ Chief Financial Officer